UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 2006
                                                          --------------

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      001-31566                42-1547151
-----------------------------     ---------------------     -------------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                        07306-4599
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 5.02       Departure of Directors or Principal Officers; Election of
                ---------------------------------------------------------
                Directors; Appointment of Principal Officers.
                ---------------------------------------------

     Provident Financial Services, Inc. (the "Company") reported by a news release dated April 27, 2006 that J. Martin Comey, whose term expired as of the Annual Meeting date, and David Leff, whose term would have expired in 2007, retired from the Company's Board of Directors in accordance with the Company's retirement policy for directors. As a result of these retirements, the size of the Company's Board of Directors was reduced from 15 to 13 members. Both Mr. Comey and Mr. Leff have been appointed as Directors Emeritus of The Provident Bank, the Company's wholly owned subsidiary. A copy of the news release, which also reports on the results of the Company's Annual Meeting of Stockholders held on April 26, 2006 is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.


Item 7.01       Regulation FD Disclosure.
                -------------------------

     The Company issued a news release reporting on the results of its Annual Meeting of Stockholders held on April 26, 2006. A copy of the news release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 9.01.     Financial Statements and Exhibits
               ---------------------------------

               (a)  Financial Statements of Businesses Acquired. Not applicable.

               (b)  Pro Forma Financial Information. Not applicable.

               (c)  Shell Company Transactions. Not applicable.

               (d)  Exhibits.

               Exhibit No.     Description.
               -----------     ------------

               99.1 New release dated April 27, 2006 reporting on the results of the Company's Annual Meeting of Stockholders and the retirement of two directors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        PROVIDENT FINANCIAL SERVICES, INC.



DATE:  April 27, 2006              By:  /s/ Paul M. Pantozzi
                                        ---------------------------------
                                        Paul M. Pantozzi
                                        Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit         Description
-------         -----------

99.1 New release dated April 27, 2006 reporting on the results of the Company's Annual Meeting of Stockholders and the retirement of two directors.